1838 INVESTMENT ADVISORS FUNDS

                         Supplement Dated July 22, 1998
                  to the current Prospectus dated March 1, 1998
                of the following 1838 Investment Advisors Funds:

                         1838 International Equity Fund
                           1838 Small Cap Equity Fund
                             1838 Fixed Income Fund

     The  following  replaces and  supersedes  any contrary  information  in the
Prospectus:

Management of the Fund
----------------------

     At a Special Meeting of Shareholders held on July 22, 1998, shareholders of each of the above-referenced Funds ("Funds") approved a new Investment Advisory Agreement with 1838 Investment Advisors, Inc. ("1838 Inc."). The new Investment Advisory Agreements will become effective upon the completion of the merger (the "Merger") between 1838 Inc. and MBIA, Inc. ("MBIA"), which is expected to occur on July 31, 1998. 1838 Inc. is the parent company of 1838 Investment Advisors, L.P. ("1838 L.P."), which currently has Investment Advisory Agreements with each of the Funds. The Merger will result in a change of control of 1838 Inc., and therefore, 1838 L.P., under the Investment Company Act of 1940, as amended. Such a change in control will trigger the automatic termination of 1838 L.P.'s Investment Advisory Agreements with each of the Funds. Thus, shareholder approval of the new Investment Advisory Agreements with 1838 Inc. was necessary so that the Agreements can become effective at the close of the Merger.

     As a result of the Merger, 1838 Inc. will become a direct, wholly-owned subsidiary of MBIA. Upon the completion of the Merger, the investment manager for each of the Funds will be 1838 Inc., the corporate successor to 1838 L.P.

     Under the new Investment Advisory Agreements, 1838 Inc. will be paid at the same annual fee rates and on the same terms as was 1838 L.P. under the previous Investment Advisory Agreements. In addition, the investment approach and operation of each Fund will remain substantially unchanged.

     MBIA, a Connecticut corporation, with headquarters in Armonk, New York, is an insurer of municipal bonds and structured finance transactions. MBIA also provides investment management services to the public sector.

Portfolio Manager - 1838 Fixed Income Fund
------------------------------------------

     Effective August 1, 1998, Clifford D. Corso will be principally responsible for the day-to-day management of 1838 Fixed Income Fund's portfolio of securities. Following the Merger, Mr. Corso will be Vice President, Portfolio Manager and Head of Fixed Income Trading at

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

1838 Inc. Mr. Corso currently is Vice President and Senior Portfolio Manager at MBIA Capital Management Corp. (since 1994). From 1992 to 1994, Mr. Corso was Vice President and Co-head of Fixed Income Trading at Shields Alliance.

Independent Accountants
-----------------------

     Effective  July  1,  1998,   Coopers  &  Lybrand  L.L.P.,  the  independent
accountant for 1838 Investment Advisors Funds (the "Trust"), combined its business with that of Price Waterhouse LLP. The resulting entity that will continue to serve as the Trust's independent accountant is PricewaterhouseCoopers LLP. All services provided to the Trust under the contract with Coopers & Lybrand L.L.P. approved by the Trust's Board of Trustees on December 16, 1997 for the fiscal year ending October 31, 1998 will remain the same with PricewaterhouseCoopers LLP. The Board will consider whether to retain PricewaterhouseCoopers LLP as independent accountant for the Trust for the fiscal year ending October 31, 1999, and annually will continue to consider whether to retain the services of PricewaterhouseCoopers LLP, or those of another firm.

Custodian
---------

     Effective July 22, 1998, the custodian for each of the Funds will be CoreStates Bank, N.A., 530 Walnut Street, Philadelphia, PA 19101.

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